Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

BLEND

(Blend Artwork)

Annual Report
2002

DELAWARE
Core Equity Fund


[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                               1

Portfolio Management Review                          3

At Delaware                                          6

Performance Summary                                  7

Financial Statements

  Statement of Net Assets                            8

  Statement of Operations                           10

  Statements of Changes in Net Assets               11

  Financial Highlights                              12

  Notes to Financial Statements                     16

  Report of Independent Auditors                    18

  Board of Trustees/Officers                        19

Letter                                                 Delaware Core Equity Fund
  to Shareholders                                      May 14, 2002

Recap of Events
The fiscal year ended April 30, 2002, was a challenging period for most investors. The stock market, which had been experiencing declining prices since May 2001, suffered a sharp sell off immediately following September 11. Reduced stock prices and a growing sense of optimism about the economic outlook then helped propel stocks higher throughout the fourth quarter of 2001. Despite improving economic data in early 2002, stocks later failed to follow-up their successes of the prior fall.

Stocks finished lower for the year ended April 30, 2002. The S&P 500 Index, a benchmark for large U.S. stocks, gave up -12.62%. Delaware Core Equity Fund returned -8.40% (Class A shares at net asset value with distributions reinvested), while its peer group, as measured by the 883 funds in the Lipper Large-Cap Core Funds Average, fell -14.06% for the same period.

Despite delivering better performance on the fiscal year than its average peer and providing a degree of downside protection in a difficult market, your Fund's absolute performance was disappointing. Negative performance was largely attributable to depressed corporate earnings, which were often unable to snap back fast enough from recession lows to justify existing stock prices.

Another significant trend affecting stock prices during the year was diminished investor confidence. Beginning with Enron's collapse, investors were barraged with concerns over corporate accounting practices. Fearful that corporate financial reports may not be wholly transparent of underlying operations, questions were raised about the validity of earnings, the most significant measure by which stocks are valued. Investors were also faced with negative news surrounding the practices of some Wall Street analysts.

While the stock market suffered from both event-specific setbacks and systemic problems, the economy continued to produce evidence of a rebound. The U.S. Department of Commerce reported that the economy bounced back from a negative real Gross Domestic Product (GDP) rate in the third quarter of 2001 to post annualized gains of +1.7% in the fourth quarter of 2001 and +5.6% in the first quarter of 2002.

Credit for the economy's success, in part, can be traced to the Federal Reserve's aggressive policy of cutting interest rates, as well as to strong consumer demand. Housing was a strong beneficiary of these dynamic forces, as homeowners sought to benefit from low mortgage rates. In fact, the recession will be known as the only one since the close of WW II not to have recorded back-to-back quarters of negative GDP growth.

Total Return                                                      One Year
For the period ended April 30, 2002
Delaware Core Equity Fund -- Class A Shares                         -8.40%
Lipper Large-Cap Core Funds Average (883 funds)                    -14.06%
Standard & Poor's 500 Index                                        -12.62%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance for all Fund classes and a description of the index can be found on page 7. The Lipper Large-Cap Core Funds Average represents the average return of large capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook
Recent unrest in the Middle East reaffirms that short-term forecasts are tricky. We are nonetheless optimistic for the longer term. Our research indicates that stocks are not overvalued and that corporate earnings appear ready to move higher. The Fed has shown a reluctance to raise interest rates and consumer sentiment remains relatively high. The economy, as measured by real GDP, has grown in the last two quarters, while inflation appears to be in check.

We believe strongly in the American economy and stock market. We also understand that markets do not always rise steadily. Thus, we ask investors to be patient with the market. We also encourage investors to meet with their investment advisors to review their portfolios and if necessary rebalance their allocations. It is important for investors to occasionally reevaluate their objectives, to ascertain whether their asset mix is still suitable to meet their investment goals. This periodic process, coupled with a focus on diversification, can moderate portfolio risk and ensure the opportunity for capital appreciation when the markets eventually move higher.

Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                             Delaware Core Equity Fund
  Management Review                                   May 14, 2002

Fund Managers
Michael T. Lee
Voyageur Asset Management, Inc.
Senior Portfolio Manager

Jerold L. Stodden
Voyageur Asset Management, Inc.
Senior Portfolio Manager

The Fund's Results
In what amounted to a very trying year for stock investors, Delaware Core Equity Fund provided some degree of downside protection when compared to several key large-cap stock indexes.

During the fiscal year ended April 30, 2002, the Standard & Poor's 500 Index lost -12.62%, and the Nasdaq Composite Index fell by -20.23%. By comparison, Delaware Core Equity Fund (Class A shares at net asset value with distributions reinvested) suffered a decline of -8.40% during its fiscal year, while the average fund in our Lipper peer group (Large-Cap Core Funds Average) lost -14.06%.

We stayed true to our investment strategies throughout the volatile year. We believe that discipline played a role in our strong stock selection and helped us outperform our benchmark and peers. Regardless, a full year of negative overall performance is certainly a disappointment, and along with most investors, we are eager to see further evidence of the economic recovery that now seems to be underway.

The year ended April 30, 2002 was of course characterized by the terrorist attacks of September 11, and by the brief recession that likely reached its nadir sometime during the autumn of 2001. As many companies struggled in the difficult business environment, equity investors were generally faced with weakened earnings and an unpromising business landscape.

Any consistently strong performance in the markets during the fiscal year was often found among mid-cap and small-cap issues, as investors anticipated that an eventual turnaround in the economy would accelerate earnings of smaller companies faster than those of bigger companies. The large-cap universe in which your Fund invests enjoyed a rally in the fourth quarter of 2001, but gave up much of those gains in early 2002 when earnings failed to materialize to the liking of many investors.

                     "WE HAVE STAYED TRUE TO OUR INVESTMENT
                    STRATEGIES THROUGHOUT THE VOLATILE YEAR"

Despite the volatile year, investors will find that many of the blue chip names found in the Fund last May remained as of April 30, 2002. Our broad investment strategies have not changed either, as we continue to rely on strong fundamental research to identify companies with attractive financial profiles.

Our strategies are designed to identify "growth stocks at a reasonable price." As a result, Delaware Core Equity Fund continues to hold investments that exhibit growth and/or value characteristics. We look for high, consistent rates of sales and earnings growth, but also for signs of clean balance sheets, such as low debt-to-capital ratios.

Our fiscal year included a strong three-month rally, sandwiched between periods of poor performance. Not surprisingly, the market favored both growth mutual funds and value mutual funds in distinct periods during the year. Funds with a "blend" approach, such as Delaware Core Equity Fund, may have enjoyed the advantage of more consistent performance.

Portfolio Highlights
We held 38 equity investments in the Fund as of April 30, 2002, spread across an array of industry sectors. Individual stock performance occasionally shifted our sector weightings slightly in the second half of the year, but investors will notice that the Fund's overall profile of represented industries has not changed dramatically since mid-fiscal year. We continue to strive for consistency of return, employing risk control measures that help us avoid making heavy "bets" with regard to sector weightings.

Technology stocks often led the market rally of late 2001, but still turned in a poor year as a group. At 14.64% of the Fund's net assets, the Fund's computers and technology sector continued to be underweighted versus its benchmark index. However, the majority of names in the sector were decliners on the year.

The name perhaps least familiar among our technology-related holdings was also our only strong performer in the sector -- Concord EFS. The company, which produces systems for financial transaction processing, has seen its stock rise over each of the past two years, and continues to exhibit strong financials and growth prospects. More familiar, blue-chip technology names such as Microsoft, Oracle, and Cisco Systems turned in negative performance for the fiscal year. We believe the operating environment for these companies will likely improve as the economic recovery continues to take effect. However, corporations have yet to ramp up technology spending, leaving us less optimistic about the near term for these stocks.

Other detractors from performance on the year included General Electric, Tyco International, and Verizon Communications, the Fund's sole telecommunications holding. Despite the short-term weakness in performance, we continue to have a positive long-term outlook for these stocks.

In many of the Fund's larger sectors, there was a share of both strong and weak performers. Returns among healthcare and pharmaceutical stocks were mixed. Medical products and equipment manufacturers, such as Stryker and Medtronic, turned in mediocre performance during the year while Johnson & Johnson's stock was among the Fund's strongest performers. Abbott Laboratories made gains until the end of the fall market rally, and then the stock trailed off in the first quarter of 2002. The sector remains one of the Fund's largest at 15.51% of net assets, and over the long term, we envision continued strong earnings growth in the industry based on favorable demographics.

Other positive contributors in the Fund came from across various industries. Retailer Target was among our strong performers for the year and continues to exhibit attractive growth prospects in our opinion. Target was the Fund's largest position on April 30, 2002. In the food, beverage, and tobacco sector, Sysco recovered nicely after September 11, while Anheuser-Busch contributed positively to performance before we sold some shares to lock in gains. Prior to the end of the year, we also captured gains by selling part of our position in Danaher, which manufactures a variety of electronic and power tools.

Outlook
We are encouraged by recent economic data, and believe that both future economic growth and a turnaround in corporate earnings are inevitable. The strength of the recovery remains open for debate however, and the possibility of increased interest rates later this summer could serve to hold the market in check.

In our opinion, investors generally seem to be waiting out the market until companies can show irrefutable proof of significantly increased orders, and signs that profits will return to pre-recession levels.

As we begin our new fiscal year, we intend to maintain our disciplined investment style, buying and holding industry-leading firms that possess above-average growth prospects and strong balance sheets. We believe that, regardless of market environment, our approach will continue to represent a sound strategy for long-term investors searching for consistency of return from a large-cap equity fund.

Delaware Core Equity Fund
Top 10 Holdings
As of April 30, 2002

                                                                Percentage of
Company                   Industry                            Total Net Assets
--------------------------------------------------------------------------------
 1. Target                Retail                                    4.24%
--------------------------------------------------------------------------------
 2. Concord EFS           Computers & Technology                    4.08%
--------------------------------------------------------------------------------
 3. Sysco                 Food, Beverage & Tobacco                  3.54%
--------------------------------------------------------------------------------
 4. Conoco                Energy                                    3.43%
--------------------------------------------------------------------------------
 5. Johnson & Johnson     Healthcare & Pharmaceuticals              3.40%
--------------------------------------------------------------------------------
 6. Danaher               Automobiles & Automotive Parts            3.36%
--------------------------------------------------------------------------------
 7. Stryker               Healthcare & Pharmaceuticals              3.35%
--------------------------------------------------------------------------------
 8. MBNA                  Banking & Finance                         3.33%
--------------------------------------------------------------------------------
 9. AFLAC                 Insurance                                 3.28%
--------------------------------------------------------------------------------
10. Fannie Mae            Banking & Finance                         3.21%
--------------------------------------------------------------------------------

A More Rational Market?

Many professional analysts believe that stock investors are finally focused on important fundamentals such as earnings, while the "irrational exuberance" that characterized the technology-driven boom of the late-1990s is all but gone. Some analysts suggest that this welcome change may produce a less narrowly traded and more "rational" stock market, with fewer bargains, as fewer and fewer stocks remain fundamentally mispriced.

A recent study by Wells Capital Management suggests that investors have indeed changed their approach dramatically since the market's March 2000 crest. The 50 stocks in the S&P 500 with the lowest price-earnings ratios in March 2000 generated a median return of 37% through May 2, 2002, while the stocks with the highest P/Es around the time of the market's peak have since fallen by almost 60%, on average.

More rational stock valuations mark a clear reversal from the two-year period of strong overall performance that ended in March 2000. In that period, the 50 highest P/E stocks posted stellar returns, while "undervalued," low-P/E stocks were ignored or sold - resulting in a -15.4% average return.


  [The following table was depicted as a line chart in the printed material.]


           March 31, 2000                              March 31, 1998
        through May 2, 2002                        through March 31, 2000
-------------------------------------      -------------------------------------
  50 highest P/E      50 lowest P/E           50 highest P/E      50 lowest P/E
   stocks in            stocks in               stocks in           stocks in
     S&P 500             S&P 500                S&P 500              S&P 500
-----------------    ----------------      -----------------     ---------------
     -59.4%               +37.0%                +87.3%                -15.4%



                   Source: Barron's, Wells Capital Management

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o   Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o   U.S. growth equity
o   U.S. value equity
o   U.S. fixed income
o   International and global
o   U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

DELAWARE
e:delivery
ONLINE ALL THE TIME

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Core Equity Fund

Fund Basics
As of April 30, 2002
-----------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
-----------------------------------------------
Total Fund Net Assets:
$31.93 million
-----------------------------------------------
Number of Holdings:
38
-----------------------------------------------
Fund Start Date:
August 1, 1985
-----------------------------------------------
Your Fund Managers:
Michael T. Lee is the Chairman of the Large Cap Core Equity Committee and has served as a primary equity analyst for Voyageur Asset Management, Inc. Prior to joining Voyageur Asset Management in 1993, he was a Strategic Systems Developer for Northwest Airlines. Mr. Lee earned a BA from DePaul University and an MBA from the University of Minnesota. He is also a CFA charterholder.

Jerold L. Stodden is a Senior Portfolio Manager and a Vice President at Voyageur Asset Management, Inc. with 33-years of industry experience. He previously served as Director of Equity Research and as an Equity Analyst. He holds a BA from Western Michigan University, an MBA from Indiana University, and is a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class  A  GRGSX
Class  B  DVGSX
Class  C  DVGRX

Fund Performance
Average Annual Total Returns
Through April 30, 2002             Lifetime    10 Years  Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/85)
Excluding Sales Charge              +11.98%    +7.66%     +4.27%        -8.40%
Including Sales Charge              +11.59%    +7.03%     +3.05%       -13.66%
--------------------------------------------------------------------------------
Class B (Est. 9/8/95)
Excluding Sales Charge              +6.81%                +3.50%        -9.06%
Including Sales Charge              +6.81%                +3.22%       -13.61%
--------------------------------------------------------------------------------
Class C (Est. 10/21/95)
Excluding Sales Charge              +6.26%                +3.51%        -9.10%
Including Sales Charge              +6.26%                +3.51%       -10.01%
--------------------------------------------------------------------------------

Returns reflect reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (8/1/85), 10-year, five-year, and one-year periods ended April 30, 2002 for Delaware Core Equity Fund's Institutional Class were +12.09%, +7.83%, +4.60%, and -8.18%, respectively. The Institutional Class shares were first made available on August 29, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to August 29, 1997 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Core Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: VOGIX

Performance of a $10,000 Investment
April 30, 1992 through April 30, 2002


                              Delaware Core
               S&P 500        Equity Fund-
                Index        Class A Shares
               -------       --------------
30-Apr-92      $10,000          $ 9,426
30-Apr-93      $10,924          $ 9,571
30-Apr-94      $11,505          $ 9,526
30-Apr-95      $13,514          $11,142
30-Apr-96      $17,597          $13,924
30-Apr-97      $22,020          $16,000
30-Apr-98      $31,062          $21,643
30-Apr-99      $37,845          $23,712
30-Apr-00      $41,676          $22,564
30-Apr-01      $36,270          $21,535
30-Apr-02      $31,691          $19,726

Chart assumes $10,000 invested on April 30, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, or holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement
  of Net Assets

                                                         Number of      Market
                                                          Shares        Value
Common Stock - 101.19%
Automobiles & Automotive Parts - 3.36%
   Danaher                                                 15,000     $1,073,700
                                                                      ----------
                                                                       1,073,700
                                                                      ----------
Banking & Finance - 11.61%
   American Express                                        16,400        672,564
   Fannie Mae                                              13,000      1,026,090
   MBNA                                                    30,000      1,063,500
   Mellon Financial                                        25,000        944,000
                                                                      ----------
                                                                       3,706,154
                                                                      ----------
Cable, Media & Publishing - 5.21%
   Gannett                                                 12,000        879,600
   Omnicom                                                  9,000        785,160
                                                                      ----------
                                                                       1,664,760
                                                                      ----------
Chemicals - 2.16%
   Ecolab                                                  15,700        689,387
                                                                      ----------
                                                                         689,387
                                                                      ----------
Computers & Technology - 14.64%
  +Cisco Systems                                           44,000        644,600
  +Concord EFS                                             40,000      1,303,600
  +Fiserv                                                  17,000        755,820
   Intel                                                   24,000        686,640
  +Microsoft                                               15,000        783,900
  +Oracle                                                  50,000        502,000
                                                                      ----------
                                                                       4,676,560
                                                                      ----------
Consumer Products - 1.04%
   Tyco International                                      18,000        332,100
                                                                      ----------
                                                                         332,100
                                                                      ----------
Electronics & Electrical Equipment - 5.08%
   Emerson Electric                                        15,000        800,850
   General Electric                                        13,800        435,390
  +Solectron                                               53,000        386,900
                                                                      ----------
                                                                       1,623,140
                                                                      ----------
Energy - 7.81%
   Conoco                                                  39,000      1,093,950
   Exxon Mobil                                             24,000        964,080
   Marathon Oil                                            15,000        435,900
                                                                      ----------
                                                                       2,493,930
                                                                      ----------
   Food, Beverage & Tobacco - 9.46%
   Anheuser-Busch                                          19,000      1,007,000
   PepsiCo                                                 17,000        882,300
   Sysco                                                   39,000      1,131,390
                                                                      ----------
                                                                       3,020,690
                                                                      ----------

                                                       Delaware Core Equity Fund
                                                       April 30, 2002

                                                         Number of      Market
                                                          Shares        Value
Common Stock (continued)
Healthcare & Pharmaceuticals - 15.51%
   Abbott Laboratories                                   19,000     $ 1,025,050
   Cardinal Health                                       12,000         831,000
   Johnson & Johnson                                     17,000       1,085,620
   Medtronic                                             21,000         938,490
   Stryker                                               20,000       1,070,200
                                                                    -----------
                                                                      4,950,360
                                                                    -----------
Industrial Machinery - 2.82%
   Ingersoll-Rand Class A                                18,000         899,100
                                                                    -----------
                                                                        899,100
                                                                    -----------
Insurance - 8.24%
   AFLAC                                                 35,000       1,046,500
   Ambac Financial Group                                 12,000         754,320
   American International                                12,000         829,440
                                                                    -----------
                                                                      2,630,260
                                                                    -----------
Retail - 9.49%
  +Kohl's                                                12,000         884,400
   Target                                                31,000       1,353,150
   Walgreen                                              21,000         793,170
                                                                    -----------
                                                                      3,030,720
                                                                    -----------
Telecommunications - 2.36%
   Verizon Communications                                18,800         754,068
                                                                    -----------
                                                                        754,068
                                                                    -----------
Utilities - 2.40%
   Duke Energy                                           20,000         766,600
                                                                    -----------
                                                                        766,600
                                                                    -----------
Total Common Stock (cost $31,239,097)                                32,311,529
                                                                    -----------

Total Market Value of Securities - 101.19%
   (cost $31,239,097)                                                32,311,529
Liabilities Net of Receivables and Other Assets - (1.19%)              (380,474)
                                                                    -----------
Net Assets Applicable to 1,532,200 Shares
   Outstanding - 100.00%                                            $31,931,055
                                                                    ===========

Statement                                             Delaware Core Equity Fund
  of Net Assets (continued)

Net Asset Value - Delaware Core Equity Fund Class A
   ($25,381,081 / 1,206,301 Shares)                                      $21.04
                                                                         ------
Net Asset Value - Delaware Core Equity Fund Class B
   ($4,088,372 / 204,758 Shares)                                         $19.97
                                                                         ------
Net Asset Value - Delaware Core Equity Fund Class C
   ($1,810,343 / 90,613 Shares)                                          $19.98
                                                                         ------
Net Asset Value - Delaware Core Equity Fund
   Institutional Class ($651,259 / 30,528 Shares)                        $21.33
                                                                         ------

Components of Net Assets at April 30, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                          $31,448,004
Accumulated net realized loss on investments                           (589,381)
Net unrealized appreciation of investments                            1,072,432
                                                                    -----------
Total net assets                                                    $31,931,055
                                                                    ===========

+ Non-income producing security for the period ended April 30, 2002.

Net Asset Value and Offering Price Per Share -
   Delaware Core Equity Fund
Net asset value Class A (A)                                              $21.04
Sales charge (5.75% of offering price or 6.08% of
   amount invested per share) (B)                                          1.28
                                                                         ------
Offering price                                                           $22.32
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                              Delaware Core Equity Fund
  of Operations                                        Year Ended April 30, 2002


Investment Income:
   Dividends                                      $  400,569
   Interest                                           17,135        $   417,704
                                                  ----------        -----------

Expenses:
   Management fees                                   227,425
   Dividend disbursing and transfer agent
     fees and expenses                               164,300
   Distribution expense-Class A                       69,387
   Distribution expense-Class B                       42,811
   Distribution expense-Class C                       18,313
   Reports and statements to shareholders             32,200
   Accounting and administration fees                 15,170
   Registration fees                                   3,500
   Trustees' fees                                      1,880
   Professional fees                                   1,250
   Custodian fees                                      1,200
   Other                                               4,065
                                                  ----------
                                                                        581,501
   Less expenses paid indirectly                                         (1,239)
                                                                    -----------
   Total operating expenses                                             580,262
                                                                    -----------
Net Investment Loss                                                    (162,558)
                                                                    -----------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                    (542,296)
   Net change in unrealized
     appreciation/depreciation of investments                        (2,451,778)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (2,994,074)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations                $(3,156,632)
                                                                    ===========

See accompanying notes

Statements                                             Delaware Core Equity Fund
   of Changes in Net Assets

                                                                                                             Year Ended
                                                                                                       4/30/02        4/30/01
Increase (Decrease) in Net Assets from Operations:
   Net investment loss                                                                               $  (162,558)   $   (46,902)
   Net realized gain (loss) on investments                                                              (542,296)       848,305
   Net change in unrealized appreciation/depreciation of investments                                  (2,451,778)    (2,789,504)
                                                                                                     -----------    -----------
   Net decrease in net assets resulting from operations                                               (3,156,632)    (1,988,101)
                                                                                                     -----------    -----------

Dividends and Distributions to Shareholders from: Net realized gain on investments:
     Class A                                                                                                  --     (3,180,662)
     Class B                                                                                                  --       (513,603)
     Class C                                                                                                  --       (183,212)
     Institutional Class                                                                                      --       (141,088)
                                                                                                     -----------    -----------
                                                                                                              --     (4,018,565)
                                                                                                     -----------    -----------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                           3,014,561      3,286,040
     Class B                                                                                             908,351      1,105,969
     Class C                                                                                             517,934        705,110
     Institutional Class                                                                                 182,189      1,819,319

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                                  --      3,008,263
     Class B                                                                                                  --        492,782
     Class C                                                                                                  --        156,087
     Institutional Class                                                                                      --        141,088
                                                                                                     -----------    -----------
                                                                                                       4,623,035     10,714,658
                                                                                                     -----------    -----------
   Cost of shares repurchased:
     Class A                                                                                          (5,519,169)    (6,986,481)
     Class B                                                                                          (1,172,254)    (1,590,761)
     Class C                                                                                            (403,225)      (650,498)
     Institutional Class                                                                              (1,389,792)    (1,256,843)
                                                                                                     -----------    -----------
                                                                                                      (8,484,440)   (10,484,583)
                                                                                                     -----------    -----------
Increase (decrease) in net assets derived from capital share transactions                             (3,861,405)       230,075
                                                                                                     -----------    -----------
Net Decrease in Net Assets                                                                            (7,018,037)    (5,776,591)

Net Assets:
   Beginning of period                                                                                38,949,092     44,725,683
                                                                                                     -----------    -----------
   End of period                                                                                     $31,931,055    $38,949,092
                                                                                                     ===========    ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Core Equity Fund Class A

                                                                                               Year Ended
                                                                         4/30/02     4/30/01     4/30/00     4/30/99       4/30/98
Net asset value, beginning of period                                     $22.970     $26.490     $32.550     $31.830       $25.340

Income (loss) from investment operations:
Net investment income (loss)(1)                                           (0.075)         --       0.157       0.075         0.029
Net realized and unrealized gain (loss) on investments                    (1.855)     (1.115)     (1.543)      2.790         8.591
                                                                         -------     -------     -------     -------       -------
Total from investment operations                                          (1.930)     (1.115)     (1.386)      2.865         8.620
                                                                         -------     -------     -------     -------       -------

Less dividends and distributions from:
Net investment income                                                         --          --      (0.227)         --        (0.113)
Net realized gain on investments                                              --      (2.405)     (4.447)     (2.145)       (2.017)
                                                                         -------     -------     -------     -------       -------
Total dividends and distributions                                             --      (2.405)     (4.674)     (2.145)       (2.130)
                                                                         -------     -------     -------     -------       -------

Net asset value, end of period                                           $21.040     $22.970     $26.490     $32.550       $31.830
                                                                         =======     =======     =======     =======       =======

Total return(2)                                                           (8.40%)     (4.56%)     (4.84%)      9.56%        35.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $25,381     $30,358     $35,759     $45,342       $41,196
Ratio of expenses to average net assets                                    1.54%       1.82%       1.56%       1.68%         1.75%
Ratio of expenses to average net assets
   prior to expenses paid indirectly                                       1.54%       1.82%       1.56%       1.71%         1.82%
Ratio of net investment income (loss) to average net assets               (0.35%)      0.00%       0.54%       0.25%         0.07%
Ratio of net investment income (loss) to average net assets
   prior to expenses paid indirectly                                      (0.35%)      0.00%       0.54%       0.22%         0.00%
Portfolio turnover                                                           60%         67%         43%         36%            9%

(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2002, 2001, and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of the sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Core Equity Fund Class B

                                                                                               Year Ended
                                                                         4/30/02     4/30/01     4/30/00     4/30/99       4/30/98
Net asset value, beginning of period                                     $21.960     $25.610     $31.610     $31.200       $24.930

Income (loss) from investment operations:
Net investment loss(1)                                                    (0.229)     (0.173)     (0.074)     (0.149)       (0.165)
Net realized and unrealized gain (loss) on investments                    (1.761)     (1.072)     (1.479)      2.704         8.425
                                                                         -------     -------     -------     -------       -------
Total from investment operations                                          (1.990)     (1.245)     (1.553)      2.555         8.260
                                                                         -------     -------     -------     -------       -------

Less dividends and distributions from:
Net realized gain on investments                                              --      (2.405)     (4.447)     (2.145)       (1.990)
                                                                         -------     -------     -------     -------       -------
Total dividends and distributions                                             --      (2.405)     (4.447)     (2.145)       (1.990)
                                                                         -------     -------     -------     -------       -------

Net asset value, end of period                                           $19.970     $21.960     $25.610     $31.610       $31.200
                                                                         =======     =======     =======     =======       =======

Total return(2)                                                           (9.06%)     (5.28%)     (5.56%)      8.72%        34.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $4,088      $4,776      $5,558      $4,457        $1,903
Ratio of expenses to average net assets                                    2.29%       2.57%       2.31%       2.43%         2.50%
Ratio of expenses to average net assets
   prior to expenses paid indirectly                                       2.29%       2.57%       2.31%       2.46%         2.57%
Ratio of net investment loss to average net assets                        (1.10%)     (0.75%)     (0.21%)     (0.50%)       (0.67%)
Ratio of net investment loss to average net assets
   prior to expenses paid indirectly                                      (1.10%)     (0.75%)     (0.21%)     (0.53%)       (0.74%)
Portfolio turnover                                                           60%         67%         43%         36%            9%

(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2002, 2001, and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of the sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Core Equity Fund Class C

                                                                                               Year Ended
                                                                         4/30/02     4/30/01     4/30/00     4/30/99       4/30/98
Net asset value, beginning of period                                     $21.980     $25.630     $31.600     $31.190       $24.930

Income (loss) from investment operations:
Net investment loss(1)                                                    (0.229)     (0.172)     (0.070)     (0.149)       (0.192)
Net realized and unrealized gain (loss) on investments                    (1.771)     (1.073)     (1.453)      2.704         8.442
                                                                         -------     -------     -------     -------       -------
Total from investment operations                                          (2.000)     (1.245)     (1.523)      2.555         8.250
                                                                         -------     -------     -------     -------       -------

Less dividends and distributions from:
Net realized gain on investments                                              --      (2.405)     (4.447)     (2.145)       (1.990)
                                                                         -------     -------     -------     -------       -------
Total dividends and distributions                                             --      (2.405)     (4.447)     (2.145)       (1.990)
                                                                         -------     -------     -------     -------       -------

Net asset value, end of period                                           $19.980     $21.980     $25.630     $31.600       $31.190
                                                                         =======     =======     =======     =======       =======

Total return(2)                                                           (9.10%)     (5.27%)     (5.45%)      8.72%        34.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $1,810      $1,866      $1,942      $1,631        $1,112
Ratio of expenses to average net assets                                    2.29%       2.57%       2.31%       2.43%         2.50%
Ratio of expenses to average net assets
   prior to expenses paid indirectly                                       2.29%       2.57%       2.31%       2.46%         2.57%
Ratio of net investment loss to average net assets                        (1.10%)     (0.75%)     (0.21%)     (0.50%)       (0.67%)
Ratio of net investment loss to average net assets
   prior to expenses paid indirectly                                      (1.10%)     (0.75%)     (0.21%)     (0.53%)       (0.74%)
Portfolio turnover                                                           60%         67%         43%         36%            9%

(1) The average shares outstanding method has been applied for per share information for the years ended April 30, 2002, 2001, and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of the sales charge.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Core Equity Fund Institutional Class

                                                                                                                        Period from
                                                                                               Year Ended              8/29/97(1) to
                                                                         4/30/02     4/30/01     4/30/00     4/30/99      4/30/98
Net asset value, beginning of period                                     $23.230     $26.700     $32.840     $32.030       $27.520

Income (loss) from investment operations:
Net investment Income (loss)(2)                                           (0.020)      0.061       0.229       0.153         0.047
Net realized and unrealized gain (loss) on investments                    (1.880)     (1.126)     (1.547)      2.802         5.803
                                                                         -------     -------     -------     -------       -------
Total from investment operations                                          (1.900)     (1.065)     (1.318)      2.955         5.850
                                                                         -------     -------     -------     -------       -------

Less dividends and distributions from:
Net investment income                                                         --          --      (0.375)         --        (0.040)
Net realized gain on investments                                              --      (2.405)     (4.447)     (2.145)       (1.300)
                                                                         -------     -------     -------     -------       -------
Total dividends and distributions                                             --      (2.405)     (4.822)     (2.145)       (1.340)
                                                                         -------     -------     -------     -------       -------

Net asset value, end of period                                           $21.330     $23.230     $26.700     $32.840       $32.030
                                                                         =======     =======     =======     =======       =======

Total return(3)                                                           (8.18%)     (4.32%)     (4.59%)      9.79%        21.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $651      $1,949      $1,467      $1,860          $799
Ratio of expenses to average net assets                                    1.29%       1.57%       1.31%       1.43%         1.50%
Ratio of expenses to average net assets
   prior to expenses paid indirectly                                       1.29%       1.57%       1.31%       1.46%         1.57%
Ratio of net investment income (loss) to average net assets               (0.10%)      0.25%       0.79%       0.50%         0.33%
Ratio of net investment income (loss) to average net assets
   prior to expenses paid indirectly                                      (0.10%)      0.25%       0.79%       0.47%         0.26%
Portfolio turnover                                                           60%         67%         43%         36%            9%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended April 30, 2002, 2001, and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                                 Delaware Core Equity Fund
  to Financial Statements                             April 30, 2002

Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Core Equity Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Core Equity Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $839 for the year ended April 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended April 30, 2002 were approximately $400. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management, Inc. with respect to the management of the Fund. For the services provided, DMC pays Voyageur Asset Management, Inc. an annual fee. The Fund does not pay any fees directly to Voyageur Asset Management, Inc.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class B and C shares. No distributions expenses are paid by Institutional Class shares.

At April 30, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                      $7,759

  Dividend disbursing, transfer agent fees,
    accounting fees and other expenses payable to DSC           14,534

  Other expenses payable to DMC and affiliates                  19,435

For the year ended April 30, 2002, DDLP earned $4,693 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                                  Delaware Core Equity Fund
  to Financial Statements (continued)

3. Investments
For the year ended April 30, 2002, the Fund made purchases of $20,733,765 and sales of $23,572,091 of investment securities other than short-term investments.

At April 30, 2002, the cost of investments for federal income tax purposes was $31,239,097. At April 30, 2002, the net unrealized appreciation was $1,072,432 of which $3,825,828 related to unrealized appreciation of investments and $2,753,396 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended April 30, 2002 and April 30, 2001 was as follows:

                                  4/30/02             4/30/01

  Long-term capital gain        $       --         $  4,018,565
                                ----------         ------------
  Total                         $       --         $  4,018,565
                                ==========         ============

As of April 30, 2002, the components of net assets on a tax basis were as follows:

  Paid in capital                                $ 31,448,004
  Capital loss carryforwards                          (12,904)
  Post-October losses                                (576,477)
  Unrealized appreciation of investments            1,072,432
                                                 ------------
  Net assets                                     $ 31,931,055
                                                 ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital on loss carryforwards expire as follows: $12,904 expires on April 30, 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through April 30, 2002 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
                                                   Year Ended
                                             4/30/02        4/30/01
Shares sold:
   Class A                                   138,192        134,650
   Class B                                    43,917         47,269
   Class C                                    25,130         30,052
   Institutional Class                         8,270         74,213

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                        --        124,020
   Class B                                        --         21,116
   Class C                                        --          6,683
   Institutional Class                            --          5,763
                                            --------       --------
                                             215,509        443,766
                                            --------       --------
Shares repurchased:
   Class A                                  (253,523)      (286,679)
   Class B                                   (56,638)       (67,908)
   Class C                                   (19,423)       (27,591)
   Institutional Class                       (61,647)       (51,011)
                                            --------       --------
                                            (391,231)      (433,189)
                                            --------       --------
Net increase (decrease)                     (175,722)        10,577
                                            ========       ========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2002 or at any time during the fiscal year.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Mutual Funds III -- Delaware Core Equity Fund

We have audited the accompanying statement of net assets of Delaware Core Equity Fund (the "Fund") as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Core Equity Fund at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 3, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

                                                                     Principal              Number of                 Other
    Name,                 Position(s)                              Occupation(s)        Portfolios in Fund        Directorships
   Address                 Held with         Length of Time           During             Complex Overseen            Held by
and Birthdate             Registrant            Served              Past 5 Years         by Trustee/Officer       Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Trustees/Officers

David K. Downes(1)          President,           9 Years -          Mr. Downes has              105             Director/President -
2005 Market Street       Chief Executive     Executive Officer    served in various                              Lincoln National
Philadelphia, PA             Officer,                            executive capacities                         Convertible Securities
     19103                Chief Financial    2 Years - Trustee    at different times                                Fund, Inc.
                        Officer and Trustee                     at Delaware Investments
January 8, 1940                                                                                                 Director/President -
                                                                                                                 Lincoln National
                                                                                                                Income Fund, Inc.

Independent Trustees

  Walter P. Babich           Trustee             13 Years           Board Chairman -            105                    None
460 North Gulph Road                                           Citadel Constructors, Inc.
King of Prussia, PA                                               (1989 - Present)
   19406

October 1, 1927

John H. Durham               Trustee             23 Years(2)      Private Investor              105                  Trustee -
P.O. Box 819                                                                                                    Abington Memorial
Gwynedd Valley, PA                                                                                                   Hospital
19437

August 7, 1937                                                                                                President/Director -
                                                                                                                22 WR Corporation

(1) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(2) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                     Principal              Number of                 Other
    Name,                 Position(s)                              Occupation(s)        Portfolios in Fund        Directorships
   Address                 Held with         Length of Time           During             Complex Overseen            Held by
and Birthdate             Registrant            Served              Past 5 Years         by Trustee/Officer       Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

Anthony D. Knerr            Trustee             8 Years      Founder/Managing Director -        105                   None
500 Fifth Avenue                                             Anthony Knerr & Associates
 New York, NY                                                     (1990 - Present)
   10110                                                       (Strategic Consulting)

December 7, 1938

  Ann R. Leven              Trustee            12 Years    Treasurer/Chief Fiscal Officer -     105                 Director -
785 Park Avenue                                               National Gallery of Art                          Recoton Corporation
 New York, NY                                                     (1994 - 1999)
    10021                                                                                                           Director -
                                                                                                                  Systemax, Inc.
November 1, 1940
                                                                                                                Director - Andy
                                                                                                               Warhol Foundation

   Thomas F. Madison        Trustee             6 Years         President/Chief                 105             Director - Valmont
200 South Fifth Street                                         Executive Officer -                               Industries, Inc.
     Suite 2100                                                 MLM Partners, Inc.
   Minneapolis, MN                                           (January 1993 - Present)                             Director- ACI
      55402                                                  (Small Business Investing                          Telecentrics Inc.
                                                                 and Consulting)
February 25, 1936                                                                                              Director - Digital
                                                                                                                  River Inc.

                                                                                                               Director - Rimage
                                                                                                                 Corporation

  Janet L. Yeomans          Trustee             2 Years      Vice President Treasurer -         105                   None
 Building 220-13W-37                                              3M Corporation
   St. Paul, MN                                                (July 1995 - Present)
      55144                                                    Ms. Yeomans has held
                                                                various management
July 31, 1948                                               positions at 3M Corporation
                                                                  since 1983.

                                                                     Principal              Number of                 Other
    Name,                 Position(s)                              Occupation(s)        Portfolios in Fund        Directorships
   Address                 Held with         Length of Time           During             Complex Overseen            Held by
and Birthdate             Registrant            Served              Past 5 Years         by Trustee/Officer       Trustee/Officer
---------------------------------------------------------------------------------------------------------------------------------
Officers

Charles E. Haldeman, Jr.(1) Chairman            1 Year       President/Chief Operating           87                   None
   2005 Market Street                                          Officer/Director -
   Philadelphia, PA                                            United Asset Management
        19103                                               (January 1998 - January 2000)

October 29, 1948                                                Partner/Director -
                                                               Cooke and Bieler, Inc.
                                                             (June 1974 - January 1998)
                                                              (Investment Management)

 William E. Dodge         Executive Vice        2 Years     Executive Vice President and        105                   None
2005 Market Street        President and                      Chief Investment Officer -
 Philadelphia, PA        Chief Investment                       Equity of Delaware
      19103              Officer - Equity                 Investment Advisers, a series of
                                                                Delaware Management
June 29, 1949                                                     Business Trust
                                                               (April 1999 - Present)

                                                                President, Director
                                                                 of Marketing and
                                                             Senior Portfolio Manager -
                                                             Marvin & Palmer Associates
                                                             (August 1996 - April 1999)
                                                              (Investment Management)

 Jude T. Driscoll         Executive Vice        1 Year      Executive Vice President and        105                   None
2005 Market Street        President and                       Head of Fixed-Income of
 Philadelphia, PA            Head of                        Delaware Investment Advisers,
      19103               Fixed-Income                         a series of Delaware
                                                             Management Business Trust
March 10, 1963                                                (August 2000 - Present)

                                                             Senior Vice President and
                                                           Director of Fixed-Income Process -
                                                              Conseco Capital Management
                                                                (June 1998 - August 2000)

                                                                  Managing Director -
                                                              NationsBanc Capital Markets
                                                              (February 1996 - June 1998)

Richard J. Flannery     Executive Vice          5 Years      Mr. Flannery has served in         105                   None
2005 Market Street     President, General                    various executive capacities
   Philadelphia, PA      Counsel and                             at different times at
       19103          Chief Administrative                       Delaware Investments
                           Officer

September 30, 1957

The Fund's Statement of Additional Information includes additional information about the Trustees/Officers and is available, without charge, upon request by calling 800 523-1918.

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Core Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Core Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                 Affiliated Officers                         Contact Information

Walter P. Babich                                  Charles E. Haldeman, Jr.                    Investment Manager
Board Chairman                                    Chairman                                    Delaware Management Company
Citadel Constructors, Inc.                        Delaware Investments Family of Funds        Philadelphia, PA
King of Prussia, PA                               Philadelphia, PA
                                                                                              International Affiliate
David K. Downes                                   William E. Dodge                            Delaware International Advisers Ltd.
President and Chief Executive Officer             Executive Vice President and                London, England
Delaware Investments Family of Funds              Chief Investment Officer, Equity
Philadelphia, PA                                  Delaware Investments Family of Funds        Subadvisor
                                                  Philadelphia, PA                            Voyageur Asset Management, Inc.
John H. Durham                                                                                Minneapolis, MN
Private Investor                                  Jude T. Driscoll
Gwynedd Valley, PA                                Executive Vice President and                National Distributor
                                                  Head of Fixed Income                        Delaware Distributors, L.P.
Anthony D. Knerr                                  Delaware Investments Family of Funds        Philadelphia, PA
Consultant                                        Philadelphia, PA
Anthony Knerr & Associates                                                                    Shareholder Servicing, Dividend
New York, NY                                      Richard J. Flannery                         Disbursing and Transfer Agent
                                                  President and Chief Executive Officer       Delaware Service Company, Inc.
Ann R. Leven                                      Delaware Distributors, L.P.                 2005 Market Street
Former Treasurer/Chief Fiscal Officer             Philadelphia, PA                            Philadelphia, PA 19103-7094
National Gallery of Art
Washington, DC                                                                                For Shareholders
                                                                                              800 523-1918
Thomas F. Madison
President and Chief Executive Officer                                                         For Securities Dealers and Financial
MLM Partners, Inc.                                                                            Institutions Representatives Only
Minneapolis, MN                                                                               800 362-7500

Janet L. Yeomans                                                                              Web site
Vice President and Treasurer                                                                  www.delawareinvestments.com
3M Corporation
St. Paul, MN


(6085)                                                       Printed in the USA
AR-409 [4/02] BUR 6/02                                                    J8216